QUITCLAIM DEED AND ROYALTY AGREEMENT

ALPHA BETA URANIUM

THIS QUIT CLAIM DEED AND ROYALTY AGREEMENT (this **"Agreement"**) is made effective as of January 21, 2008 between **PIKES PEAK ENERGY LLC**, a Colorado limited liability company, whose address is 1580 Lincoln St., Ste. 700, Denver CO 80203-1501 (hereinafter referred to as **"PPE"**), and **ALPHA BETA URANIUM INC.**, a Colorado corporation, whose address is 1978 Vine Street, Suite 502, Vancouver, British Columbia V6K 4S1, (hereinafter referred to as **"Grantee"**).

WITNESSETH:

For and in consideration of good and valuable consideration, the receipt and sufficiency of which are acknowledged by the Parties, the Parties agree as follows:

1. PPE does by these presents hereby remise, release and forever quitclaim unto Grantee, and to its successors and permitted assigns, forever, all right, title, estate and interest of PPE in and to all those certain unpatented mining claims described in Exhibit A attached hereto and by this reference made a part hereof (**"Property"**), subject to the agreement and reservation of production royalties set forth below.

2. PPE hereby reserves unto itself, its successors and assigns forever, and Grantee agrees to pay to PPR, a perpetual production royalty of TWO percent of Net Returns production royalty from the sale or other disposition of **"Subject Minerals"** produced and sold from the Property (hereafter, the **"Production Royalty"**), determined in accordance with the provisions set forth in this Section 2:

   a. Definitions. The following terms when initially capitalized will have the following definitions:

      (1) **"Sales Price"** has the definition contained in Paragraph 4 of this Agreement.

      (2) **"Allowable Deductions"** has the definition contained in Paragraph 4.c of this Agreement.

      (3) **"Net Returns"** means an amount determined by subtracting Allowable Deductions from the Sales Price;

      (4) **"Subject Minerals"** means minerals and materials of every kind and character whatsoever, and all deposits of all such materials and minerals, in, upon and under the Property. Subject Minerals does not include any oil, gas, associated liquid hydrocarbons or coal, but does include, without limit, all uranium, vanadium, and other fissionable source materials.

(5) **"Yellowcake"** means U3O8 concentrate, any chemical compound from which U3O8 concentrate can be derived, or equivalent pounds of U3O8 in a pregnant solution (**"Equivalent Pounds"**).

3. Computation of Production Royalty. When Subject Minerals are mined from the Property and sold by Grantee, Grantee will calculate the Production Royalty due PPE as follows:

(1) The Sales Price shall be determined as set forth in Paragraph 4 of this Agreement,

(2) Allowable Deductions will be calculated and subtracted from the Sales Price to determine Net Returns, and

(3) Net Returns will be multiplied by TWO percent to determine the PPE's Production Royalty.

FOR EXAMPLE:

Assume a Sales Price of Yellowcake:	$100,000
Assume Allowable Deductions of:	10,000
Net Return from the sale then equals:	90,000
Production Royalty of 2% equals:	1,800

4. Sales Price. **"Sales Price"** has the following meanings with regard to particular types of Subject Minerals:

a. When Yellowcake is produced by an in situ or heap leaching process, then the Sales Price shall be the actual proceeds received by Grantee from the sale of the Yellowcake. If the product sold is a pregnant solution, the Sales Price shall be established by determining the number of Equivalent Pounds contained in the pregnant solution. The number of Equivalent Pounds shall be determined in accordance with standard analytical procedures in the uranium processing industry. If more than one sale of Yellowcake is made during any calendar quarter, then, for the purpose of calculating Production Royalty, the average price received by Grantee from such sales shall be deemed to be the Sales Price for that quarter.

(1) If after milling or beneficiation, Yellowcake is delivered for further processing to a smelter or other processing facility owned or controlled by Grantee, or which processes the concentrate for Grantee on a toll basis, the concentrate shall be deemed sold, for royalty purposes, when it is delivered to the smelter or facility. In such event, Grantee will be deemed to have received, as the Sales Price for the Yellowcake, a sum equal to the fair market value thereof, as determined by TradeTech, LLC's Long Term Price at the time it was delivered for further processing, less deductions for Allowable Deductions. In the event that TradeTech, LLC's Long Term Price no longer exists, then PPE shall be paid upon another, similar

price indicator that is also widely recognized and accepted by the uranium industry.

(2) With respect to uranium-bearing and non-uranium-bearing material, all weights for purposes of this Agreement will be dry weights for the average price per pound of Yellowcake or other Subject Minerals received by Grantee from the sales of Yellowcake or other Subject Minerals produced during the calendar quarter in which the product is removed from the Property for processing or beneficiating and sold.

b. In all cases, Sales Price means the net proceeds actually paid to Grantee, or finally credited to Grantee in exchange for Subject Minerals. That is, for ores mined by Grantee from the Property that are not processed or beneficiated for the recovery of uranium, but are milled for the recovery of contained base or precious metals, then the value, for purposes of calculating Production Royalty, will be deemed to be the net purchase price received by Grantee from the smelter or other purchaser, for the concentrate, after the deduction of Allowable Deductions.

c. Allowable Deductions. For Yellowcake and ores that are not Uranium-bearing, **"Allowable Deductions"** shall mean transportation costs to the point of sale and deductions made by the purchaser for sampling, assaying, penalties and treatment, plus other deductions as more specifically described in Subsections (1) through (5) below. For Uranium-bearing ores, **"Allowable Deductions"** shall mean and include all costs, expenses and charges that are either paid or incurred by Grantee after Yellowcake has been produced for or in connection with additional mineral concentration, treatment, smelting, refining or other beneficiation processes or procedures (whether or not currently known) which are undertaken off of the Property including, without limitation:

(1) costs or expenses paid or incurred for or in connection with penalties or other processor deductions or for sampling and assaying fees charged by an umpire,

(2) all costs, expenses and charges of any nature whatsoever that are either paid or incurred by Grantee for or in connection with the transportation of Subject Minerals away from the Property (f.o.b. the Property and including shipping, freight, transaction taxes, handling, port, demurrage, security, delay and forwarding expenses) to a mill, smelter, refinery or other place or places of treatment, storage or sale,

(3) all costs, expenses and charges of any nature whatsoever that are either paid or incurred by Grantee for or in connection with insurance, storage, representation at a refinery, consignment sale or sales brokerage costs or fees, or tolling or refining charges or fees,

(4) all sales, use, severance, net proceeds of mine, excise and any other taxes except income tax which is paid or incurred by Grantee and which is levied on, measured by or applicable to mineral production, and

(5) any production royalties, production taxes, severance taxes and sales, privilege and other taxes paid to the United States that are measured by or based upon production or the value of Subject Minerals produced from the Property.

d. Treatment and Sale. Grantee shall have the right (but not the obligation) to concentrate, mill, smelt, refine, upgrade or otherwise process or beneficiate Subject Minerals mined from the Property, at locations on or off the Property. In the event that Subject Minerals are concentrated or milled, smelted, refined, upgraded or otherwise processed or beneficiated in facilities owned or controlled by Grantee, then Allowable Deductions shall not exceed Allowable Deductions that would have been paid or incurred by Grantee if the facilities were owned or controlled by an independent party. No Production Royalty shall be payable to PPE for or with respect to reasonable quantities of Subject Minerals that are not sold by Grantee but are used by Grantee for assaying, treatment amenability, metallurgical or other analytical processes or procedures.

e. Commingling. Grantee shall have the right to mix or commingle, at any location and either underground or at the surface, any Subject Minerals mined from the Property with any ores, metals, minerals, or mineral products mined from other lands, provided that Grantee shall determine the weight or volume of, sample and analyze all such Subject Minerals, ores, metals, minerals and mineral products before they are mixed or commingled. Any such determination of weight or volume, sampling and analysis shall be made in accordance with sound and generally accepted sampling and analytic practices and procedures. The weight or volume and the analysis so derived shall be used as the basis of allocation of Royalties payable to PPR in accordance with this Agreement in the event of a sale by Grantee of any materials so mixed or commingled.

f. Statements and Payments. Each Royalty payment shall be made by wire transfer to an account for the credit of PPE at a bank designated by PPE or a single check made payable to a person designated in writing by PPE as the payee for purposes of payments due to PPE under this Agreement. Each payment shall be made by Grantee's check mailed or delivered as above within THIRTY days after the calendar quarter in which Grantee receives payment of the purchase price for ores, leachates, solutions or concentrates sold by it and for which the Royalty is payable according to this Agreement. If concentrates are retained by Grantee for further processing by or for it, and are deemed sold as above, the Royalty shall be paid within THIRTY days after the calendar quarter during which the further processing occurs. Each such payment shall be accompanied by an itemized statement setting forth all facts and figures weights, analyses and values of all ores, concentrates, Subject Minerals, and metals produced from the Property during the period for which payment is made in order to verify the accuracy of the

amount of the payment. Notwithstanding anything to the contrary in this Agreement, Grantee shall not be in default for failing to make any payment to PPE in timely fashion if PPE fails or refuse to give Grantee written notice designating a bank account or person to be the payee named on each and every check to be either wired or sent to PPE.

All statements provided to PPE by Grantee shall be conclusively presumed to be true and correct after SIXTY days from the end of the period to which such statement applies unless within the SIXTY day period PPE submits to Grantee a written exception and claims that Grantee makes adjustment. Failure on the part of PPE to make a claim against Grantee for an adjustment in the subject period shall establish the correctness and preclude the filing of later exceptions or making any claims for adjustment regarding the statement. No adjustments favourable to Grantee shall be made unless they are made within the prescribed SIXTY day period or unless in connection with a claim made by PPE.

g. Audit. As stated in the immediately preceding paragraph above, PPE shall have a period of SIXTY days after PPE's receipt of each statement to give Grantee notice of any objection. If PPE fails to object to a particular statement within SIXTY days after PPE's receipt thereof then, subject only to the provisions in Paragraph 4.h. (**"Adjustments"**) of this Agreement, the accuracy of such statement and the amount of any payment transmitted therewith shall be conclusive with respect to PPE. If PPE objects to the accuracy of a particular statement or the amount of the payment transmitted thereby within SIXTY days after the statement is received by PPE, a certified public accountant mutually acceptable to the parties and retained by PPE may promptly audit Grantee's relevant books and records at an office selected by Grantee and during Grantee's normal business hours. Any such audit shall be made at the sole expense of PPE if the audit determines that the payment in question was accurate to within four percent (4%). Any such audit shall be made at the sole expense of Grantee if the audit determines that the payment in question was inaccurate by more than four percent (4%). In any case, the payment in question shall be adjusted to reflect the results of the audit.

h. Adjustments. The amounts of any charges, costs or expenses or any adjustments which are actually made and given to Grantee by a purchaser, shipper, processor or other creditor that were not taken into account in a statement to PPE which accompanied a preceding Production Royalty payment shall be taken into account in determining the amount of the next Production Royalty payment, but no such charges or adjustments shall otherwise affect the conclusiveness of preceding statements or payments.

5. In the event Grantee intends to abandon the Property or any portion thereof, it shall first give to PPE SIXTY days advance written notice of such intention and in such written notice shall offer to convey the Property to PPE by quitclaim deed at no cost to PPE. Provided, however, that if Grantee's notice of abandonment is delivered to PPE within sixty days of the obligation to perform annual assessment work or make the payment of the annual maintenance fees, Grantee

shall be obligated to perform the annual assessment work or pay the annual maintenance fees required to keep the unpatented claims comprising the Property in good standing for the next assessment year. During the SIXTY day period beginning on the date of PPE 's receipt of notice, PPE will have the right, but not the obligation, to accept the offer of reconveyance. PPE will indicate its acceptance by giving written notice thereof to Grantee. If PPE exercises its right to accept the reconveyance of the Property, Grantee will promptly execute and deliver to PPE a deed conveying to PPE all of Grantee's right, title, estate and interest in the Property, with a warranty that the Property is free and clear of any lien or encumbrance created by Grantee or arising from Grantee's activities on the Property. If PPE fails to give notice of its acceptance of the offer of reconveyance within the SIXTY day period described above, Grantee shall have no obligation to convey the Property to PPE. Together with Grantee's notice of abandonment of the Property or a portion thereof, Grantee shall furnish to PPE a copy of all drilling logs, sample and drill-hole locations, maps, and other noninterpretive factual data which Grantee has developed in connection with exploration and development of the Property to be abandoned. If PPE accepts the reconveyance of the Property, PPE shall assume all liabilities of the Grantee with respect to the Property, and PPE releases the Grantee from all liabilities, and indemnifies the Grantee for all liabilities that may arise from the Property. The rights to acquire the Property by PPE under this Section 3 shall be valid for a period of five years from the date first written above.

IN WITNESS WHEREOF, the Parties have caused the signatures of their authorized representatives to be set forth below:

Pikes Peak Energy, LLC

Certified True Copy

By: President.
Name: Mel Odom
Title: President

~~STATE~~/PROVINCE OF British Columbia)
) ss.
~~COUNTY~~/CITY OF Vancouver)

The foregoing instrument was acknowledged before me this 21st day of January, 2008, by Darrell Podowski.

Witness my hand and official seal.
My commission expires does not.

Notary Public

DARRELL PODOWSKI
Barrister & Solicitor
Fasken Martineau DuMoulin LLP
2900 - 550 Burrard Street
Vancouver, BC V6C 0A3
604 631 3229

Alpha Beta Uranium Inc.

By:
Name: C.R. RELPH.
Title: PRESIDENT.

~~STATE~~/PROVINCE OF British Columbia)
) ss.
~~COUNTY~~/CITY OF Vancouver)

The foregoing instrument was acknowledged before me this 22nd day of January, 2008, by C. Robin Relph.

Witness my hand and official seal.
My commission expires, does not.

Notary Public

ROBERT L. GALLETTI
Barrister and Solicitor
1820-925 West Georgia Street
Vancouver, BC V6C 3L2
Tel: 604 632 1700 Fax: 604 632 1730

EXHIBIT A

To that
Quitclaim Deed and Royalty Agreement between
Pikes Peak Energy LLC
and
Alpha Beta Uranium Inc.

The following unpatented lode mining claims:

Fremont County

PART 1

Name of Claim	Reception No.	Twnshp/Range/Sec. No.	BLM Serial No.
1. Alpha No. 3	834594	51N 11E 26	CMC 264659
2. Alpha No. 4	834593	" " "	CMC 264660
3. Beta #3	834586	" " "	CMC 264661
4. Beta #4	834585	" " "	CMC 264662
5. Beta #5	834584	" " 22 & 27	CMC 264663
6. Beta #6	834583	" " 23 & 26	CMC 264664
7. Beta #7	834582	" " 22	CMC 264665
8. Beta #8	834581	" " 23	CMC 264666
9. Beta #9	834580	" " 22	CMC 264667
10. Beta #10	834579	" " 23	CMC 264668
11. Beta #11	834578	" " 22	CMC 264669
12. Beta #12	834577	" " 23	CMC 264670
13. Gamma #1	820682	" " 27	CMC 258402
14. Gamma #2	820683	" " 27	CMC 258403
15. Gamma #3	820684	" " 27	CMC 258404
16. Gamma #4	820685	" " 27	CMC 258405
17. Gamma #5	834592	" " 22	CMC 264653
18. Gamma #6	834591	" " "	CMC 264654
19. Gamma #7	834590	" " "	CMC 264655
20. Gamma #8	834589	" " "	CMC 264656
21. Gamma #9	834588	" " "	CMC 264657
22. Gamma #10	834587	" " "	CMC 264658

PART 2

Name of Claim		Reception No.	Twnshp/Range/Sec. No.	BLM Serial No.
23.	Barbara # 1	829367	18S 72W 5	CMC 261598
24.	Barbara # 3	829369	18S 72W 5	CMC 261600
25.	Barbara # 5	829371	18S 72W 5	CMC 261602
26.	Barbara # 6	829372	18S 72W 5	CMC 261603
27.	Barbara # 7	829373	18S 72W 5,6	CMC 261604
28.	Barbara # 8	829374	18S 72W 5,6	CMC 261605
29.	Barbara # 9	829375	18S 72W 6	CMC 261606
30.	Barbara # 10	829376	18S 72W 6	CMC 261607
31.	Barbara # 11	829377	18S 72W 5	CMC 261608
32.	Barbara # 13	829379	18S 72W 5	CMC 261610
33.	Barbara # 15	829381	18S 72W 6	CMC 261612
34.	Barbara # 16	829382	18S 72W 6	CMC 261613
35.	Barbara # 17	829383	18S 72W 6	CMC 261614
36.	Barbara # 18	829384	18S 72W 6	CMC 261615
37.	Barbara # 19	829385	18S 72W 6	CMC 261616
38.	Barbara # 20	829386	18S 72W 6	CMC 261617
39.	Barbara # 21	829387	18S 72W 6	CMC 261618
40.	Barbara # 22	829388	18S 72W 6	CMC 261619
41.	Barbara # 23	829389	18S 72W 6	CMC 261620
42.	Barbara # 24	829390	18S 72W 6	CMC 261621
43.	Barbara # 25	829391	18S 72W 6	CMC 261622
44.	Barbara # 26	829392	18S 72W 6	CMC 261623
45.	Barbara # 27	829393	18S 72W 6	CMC 261624
46.	Barbara # 28	829394	18S 72W 6	CMC 261625
47.	Barbara # 29	829395	18S 72W 6	CMC 261626
48.	Barbara # 30	829396	18S 72W 6	CMC 261627
49.	Barbara # 31	829397	18S 72W 6	CMC 261628
50.	Barbara # 32	829398	18S 72W 6	CMC 261629
51.	Barbara # 34	829399	18S 72W 6	CMC 261630
52.	Barbara # 36	829400	18S 72W 6	CMC 261631
53.	Barbara # 37	829401	18S 72W 6	CMC 261632
54.	Barbara # 40	829402	18S 72W 5,6	CMC 261633

PART 3

Name of Claim		Reception No.	Twnshp/Range/Sec. No.	BLM Serial No.
55.	Elk #1	825522	51N 11E 27	CMC 260726
56.	Elk #2	825523	51N 11E 27	CMC 260727
57.	Elk #3	825524	51N 11E 34	CMC 260728
58.	Elk #4	825525	51N 11E 35	CMC 260729
59.	Elk #5	825526	51N 11E 34	CMC 260730
60.	Elk #6	825527	51N 11E 34	CMC 260731
61.	Elk #7	825528	51N 1 1E 35	CMC 260732
62.	Elk #8	825529	51N 11E 35	CMC 260733
63.	Elk #9	825530	51N 11E 35	CMC 260734
64.	Elk #10	825531	51N 11E 34	CMC 260735
65.	Elk #11	825532	51N 11E 34	CMC 260736
66.	Elk #12	825533	51N 11E 35	CMC 260737
67.	Elk #13	825534	51N 11E 35	CMC 260738
68.	Elk #14	825535	51N 11E 34	CMC 260739
69.	Elk #15	825536	51N 11E 34	CMC 260740
70.	Elk #16	825537	51N 11E 35	CMC 260741
71.	Elk #17	825538	51N 11E 35	CMC 260742
72.	Elk #18	825539	51N 11E 34	CMC 260743
73.	Elk #19	825540	530N 11E 34	CMC 260744
74.	Elk #20	825541	50N 11E 35	CMC 260745
75.	Elk #21	825542	50N 11E 2	CMC 260746
76.	Elk #22	825543	50N 11E 3	CMC 260747
77.	Elk #23	825544	50N 11E 3	CMC 260748
78.	Elk #24	825545	50N 11E 2	CMC 260749
79.	Elk #25	825546	50N 11E 2	CMC 260750
80.	Elk #26	825547	50N 11E 3	CMC 260751
81.	Elk #27	825548	50N 11E 3	CMC 260752
82.	Elk #28	825549	50N 11E 2	CMC 260753
83.	Elk #29	825550	50N 11E 2	CMC 260754
84.	Elk #30	825551	50N 11E 3	CMC 260755
85.	Elk #31	825552	50N 11E 3	CMC 260756
86.	***Elk #32***	***825553***	***50N 11E 2***	***Not filed w/BLM***
87.	Elk #33	825554	50N 11E 2	CMC 260881
88.	Elk #34	825555	50N 11E 3	CMC 260882
89.	Elk #35	825556	50N 11E 3	CMC 260883
90.	Elk #36	825557	50N 11E 2	CMC 260884
91.	Elk #37	825558	50N 11E 2	CMC 260885

Name of Claim		Reception No.	Twnshp/Range/Sec. No.	BLM Serial No.
92.	Elk #38	825559	50N 11E 3	CMC 260886
93.	Elk #39	825560	50N 11E 10	CMC 260887
94.	Elk #40	825561	50N 11E 11	CMC 260888
95.	Elk #41	825562	50N 11E 11	CMC 260889
96.	Elk #42	825563	50N 11E 10	CMC 260890
97.	Elk #43	825564	50N 11E 10	CMC 260891
98.	Elk #44	825565	50N 11E 11	CMC 260892
99.	Elk #45	825566	50N 11E 11	CMC 260893
100.	Elk #46	825567	50N 11E 10	CMC 260894
101.	Elk #47	825568	50N 11E 10	CMC 260895
102.	Elk #48	825569	50N 11E 11	CMC 260896
103.	Elk #49	825570	50N 11E 11	CMC 260897
104.	Elk #50	825571	50N 11E 10	CMC 260898
105.	Elk #51	825572	50N 11E 10	CMC 260899
106.	Elk #52	825573	50N 11E 11	CMC 260900
107.	Elk #53	825574	50N 11E 11	CMC 260901
108.	Elk #54	825575	50N 11E 10	CMC 260902
109.	Elk #55	825576	50N 11E 10	CMC 260903
110.	Elk #56	825577	50N 11E 11	CMC 260904
111.	Elk #57	825578	50N 11E 14	CMC 260905
112.	Elk #58	825579	50N 11E 15	CMC 260906
113.	Elk #59	825580	50N 11E 16	CMC 260907
114.	Elk #60	825581	50N 11E 14	CMC 260908
115.	Elk #61	825582	50N 11E 14	CMC 260909
116.	Elk #62	825583	50N 11E 15	CMC 260910
117.	Elk #63	825584	50N 11E 15	CMC 260911
118.	Elk #64	825585	50N 11E 14	CMC 260912
119.	Elk #65	825586	50N 11E 14	CMC 260913
120.	Elk #66	825587	50N 11E 15	CMC 260914
121.	Elk #67	825588	50N 11E 15	CMC 260915
122.	Elk #68	825589	50N 11E 14	CMC 260916
123.	Elk #69	825590	50N 11E 14	CMC 260917
124.	Elk #70	825591	50N 11E 15	CMC 260918
125.	Elk #71	825592	50N 11E 22	CMC 260919
126.	Elk #72	825593	50N 11E 23	CMC 260920
127.	Elk #73	825594	50N 11E 23	CMC 260921
128.	Elk #74	825595	50N 11E 22	CMC 260922
129.	Elk #75	825596	50N 11E 22	CMC 260923

Name of Claim	Reception No.	Twnshp/Range/Sec. No.	BLM Serial No.
130. Elk #76	825597	50N 11E 23	CMC 260924
131. Elk #77	825598	50N 11E 23	CMC 260925
132. Elk #78	825599	50N 11E 22	CMC 260926
133. Elk #79	825600	50N 11E 22	CMC 260927
134. Elk #80	825601	50N 11E 23	CMC 260928
135. Elk #81	825602	50N 11E 23	CMC 260929
136. Elk #82	825603	50N 11E 22	CMC 260930
137. Elk #83	825604	50N 11E 22	CMC 260931
138. Elk #84	825605	50N 11E 23	CMC 260932
139. Elk #85	825606	50N 11E 26	CMC 260933
140. Elk #86	825607	50N 11E27	CMC 260934
141. Elk #87	825608	50N 11E 27	CMC 260935
142. Elk #88	825609	50N 11E 26	CMC 260936
143. Elk #89	825610	50N 11E 26	CMC 260937
144. Elk #90	825611	50N 11E 27	CMC 260938
145. Elk #91	825612	50N 11E 27	CMC 260939
146. Elk #92	825613	50N 11E 26	CMC 260940
147. Elk #93	825614	50N 11E 26	CMC 260941
148. Elk #94	825615	50N 11E 27	CMC 260942
149. Elk #95	825616	50N 11E 27	CMC 260943
150. Elk #96	825617	50N 11E 26	CMC 260944
151. Elk #97	825618	50N 11E 26	CMC 260945
152. Elk #98	825619	50N 11E 27	CMC 260946
153. Elk #99	825620	50N 11E 27	CMC 260947
154. Elk #100	825621	50N 11E 26	CMC 260948
155. Elk #101	825622	50N 11E 26	CMC 260949
156. Elk #102	825623	50N 11E 27	CMC 260950
157. Elk #103	825624	50N 11E 27	CMC 260951
158. Elk #104	825625	50N 11E 26	CMC 260952
159. Elk #105	825626	50N 11E 15	CMC 260953
160. Elk #106	825627	50N 11E 15	CMC 260954
161. Elk #107	825628	50N 11E 15	CMC 260955
162. Elk #108	825629	50N 11E 15	CMC 260956
163. Elk #109	825630	50N 11E 15	CMC 260957
164. Elk #110	825631	50N 11E 15	CMC 260958
165. Elk #111	825632	50N 11E 15	CMC 260959
166. Elk #112	825633	50N 11E 15	CMC 260960
167. Elk #113	825634	50N 11E 15	CMC 260961

Name of Claim	Reception No.	Twnshp/Range/Sec. No.	BLM Serial No.
168. Elk #114	825635	50N 11E 15	CMC 260962
169. Elk #115	825636	50N 11E 15	CMC 260963
170. Elk #116	825637	50N 11E 15	CMC 260964
171. Elk #117	825638	50N 11E 15	CMC 260965
172. Elk #118	825639	50N 11E 15	CMC 260966
173. Elk #119	825640	50N 11E 15	CMC 260967
174. Elk #120	825641	50N 11E 15	CMC 260968
175. Elk #121	825642	51N 11E 27	CMC 260969
176. Elk #122	825643	51N 11E 26	CMC 260970
177. Elk #123	825644	51N 11E 26	CMC 260971
178. Elk #124	825645	51N 11E 26	CMC 260972
179. Elk #125A	825646	51N 11E26	CMC 260973
180. Elk #126A	825647	51N 11E26	CMC 260974
181. Elk #126	825649	51N 11E26	CMC 260976
182. Elk #127	825650	51N 11E 26	CMC 260977
183. Elk #129	825652	51N 11E25,26	CMC 260979
184. Elk #130	825653	51N 11E 25	CMC 260980
185. Elk #131	825654	51N 11E 25	CMC 260981
186. Elk #132	825655	51N 11E 25	CMC 260982
187. Elk #133	825656	51N 11E 26	CMC 260983
188. Elk #134	825657	51N 11E 25	CMC 260984
189. Elk #135	825658	51N 11E 25	CMC 260985
190. Elk #136	825659	51N 11E 26	CMC 260986
191. Elk #137	825660	51N 11E 26	CMC 260987
192. Elk #138	825661	51N 11E 24	CMC 260988
193. Elk #139	825662	51N 11E 25	CMC 260989
194. Elk #140	825663	50N 11E 25	CMC 260990
195. Elk # 141	825664	50N 11E 35	CMC 260991
196. Elk # 142	825665	50N 11E 35	CMC 260992
197. Elk # 143	825666	50N 11E 35	CMC 260993
198. Elk # 144	825667	50N 11E 35	CMC 260994
199. Elk # 145	825668	50N 11E 26	CMC 260995
200. Elk # 146	825669	50N 11E 26	CMC 260996
201. Elk # 147	825670	50N 11E 26	CMC 260997
202. Elk # 148	825671	50N 11E 26	CMC 260998
203. Elk # 149	825672	50N 11E 26	CMC 260999
204. Elk # 150	825673	50N 11E 26	CMC 261000
205. Elk # 151	825674	50N 11E 26	CMC 261001

Name of Claim	Reception No.	Twnshp/Range/Sec. No.	BLM Serial No.
206. Elk # 152	825675	50N 11E 26	CMC 261002
207. Elk # 153	825676	50N 11E 26	CMC 261003
208. Elk # 154	825677	50N 11E 26	CMC 261004
209. Elk # 155	825678	50N 11E 26	CMC 261005
210. Elk # 156	825679	50N 11E 26	CMC 261006
211. Elk # 157	825680	50N 11E 26	CMC 261007
212. Elk # 160	825683	50N 11E 26	CMC 261010
213. Elk # 161	825684	50N 11E 26	CMC 261011
214. Elk # 162	825685	50N 11E 23	CMC 261012
215. Elk # 163	825686	50N 11E 23	CMC 261013
216. Elk # 164	825687	50N 11E 23	CMC 261014
217. Elk # 165	825688	50N 11E 23	CMC 261015
218. Elk # 166	825689	50N 11E 23	CMC 261016
219. Elk # 167	825690	50N 11E 23	CMC 261017
220. Elk # 168	825691	50N 11E 23	CMC 261018
221. Elk # 169	825692	50N 11E 23	CMC 261019
222. Elk # 170	825693	50N 11E 23	CMC 261020
223. Elk # 171	825694	50N 11E 23	CMC 261021
224. Elk # 172	825695	50N 11E 23	CMC 261022
225. Elk # 173	825696	50N 11E 23	CMC 261023
226. Elk # 174	825697	50N 11E 23	CMC 261024
227. Elk # 175	825698	50N 11E 23	CMC 261025
228. Elk # 176	825699	50N 11E 23	CMC 261026
229. Elk # 177	825700	50N 11E 23	CMC 261027
230. Elk # 178	825701	50N 11E 14	CMC 261028
231. Elk # 180	825703	50N 11E 14	CMC 261030
232. Elk # 181	826704	50N 11E 14	CMC 261031
233. Elk # 184	825707	50N 11E 14	CMC 261034
234. Elk # 185	825708	50N 11E 14	CMC 261035
235. Elk # 195	825718	50N 11E 14	CMC 261045
236. Elk # 196	825719	50N 11E 11,14	CMC 261046
237. Elk # 197	825720	50N 11E 11	CMC 261047
238. Elk # 198	825721	50N 11E 11	CMC 261048
239. Elk # 199	825722	50N 11E 11	CMC 261049
240. Elk # 200	825723	50N 11E 11	CMC 261050
241. Elk # 201	825724	50N 11E 11	CMC 260811
242. Elk # 202	825725	50N 11E 11	CMC 260812
243. Elk # 203	825726	50N 11E 11	CMC 260813

Name of Claim	Reception No.	Twnshp/Range/Sec. No.	BLM Serial No.
244. Elk # 204	825727	50N 11E 11	CMC 260814
245. Elk # 205	825728	50N 11E 11	CMC 260815
246. Elk # 206	825729	50N 11E 11	CMC 260816
247. Elk # 207	825730	50N 11E 11	CMC 260817
248. Elk # 208	825731	50N 11E 11	CMC 260818
249. Elk # 209	825732	50N 11E 11	CMC 260819
250. Elk # 210	825733	50N 11E 11	CMC 260820
251. Elk # 211	825734	50N 11E 11	CMC 260821
252. Elk # 212	825735	50N 11E 11	CMC 260822
253. Elk # 213	825736	50N 11E 2,11	CMC 260823
254. Elk # 214	825737	50N 11E 2,11	CMC 260824
255. Elk # 215	825738	50N 11E 2	CMC 260825
256. Elk # 216	825739	50N 11E 2	CMC 260826
257. Elk # 217	825740	50N 11E 2	CMC 260827
258. Elk # 218	825741	50N 11E 2	CMC 260828
259. Elk # 219	825742	50N 11E 2	CMC 260829
260. Elk # 220	825743	50N 11E 2	CMC 260830
261. Elk # 221	825744	50N 11E 11	CMC 260831
262. Elk # 222	825745	50N 11E 2	CMC 260832
263. Elk # 223	825746	50N 11E 23	CMC 260833
264. Elk # 224	825747	50N 11E 2	CMC 260834
265. Elk # 225	825748	50N 11E 2	CMC 260835
266. Elk # 226	825749	50N 11E 2	CMC 260836
267. Elk # 227	825750	50N 11E 2	CMC 260837
268. Elk # 228	825751	50N 11E 2	CMC 260838
269. Elk # 229	825752	50N 11E 2	CMC 260839
270. Elk # 230	825753	50N 11E 2	CMC 260840
271. Elk# 231	825754	50N 11E 30	CMC 260841
272. Elk # 232	825755	50N 11E 2	CMC 260842
273. Elk # 233	825756	50N 11E 2	CMC 260843
274. Elk # 234	825757	50N 11E 1	CMC 260844
275. Elk # 235	825758	50N 11E 1	CMC 260845
276. Elk # 236	825759	50N 11E 2	CMC 260846
277. Elk # 237	825760	50N 11E 2	CMC 260847
278. Elk # 238	825761	50N 11E 1	CMC 260848
279. Elk # 239	825762	50N 11E 1	CMC 260849
280. Elk # 240	825763	50N 11E 2	CMC 260850
281. Elk # 241	825764	50N 11E 2	CMC 260851

Name of Claim	Reception No.	Twnshp/Range/Sec. No.	BLM Serial No.
282. Elk # 242	825765	50N 11E 1	CMC 260852
283. Elk # 243	825766	50N 11E 1	CMC 260853
284. Elk # 244	825767	50N 11E 2	CMC 260854
285. Elk # 245	825768	50N 11E 2	CMC 260855
286. Elk # 246	825769	50N 11E 1	CMC 260856
287. Elk # 247	825770	50N 11E 1	CMC 260857
288. Elk # 248	825771	50N 11E 2	CMC 260858
289. Elk # 249	825772	50N 11E 12	CMC 260859
290. Elk # 250	825773	50N 11E 12	CMC 260860
291. Elk # 251	825774	50N 11E 12	CMC 260861
292. Elk # 252	825775	50N 11E 12	CMC 260862
293. Elk # 253	825776	50N 11E 12	CMC 260863
294. Elk # 254	825777	50N 11E 12	CMC 260864
295. Elk # 255	825778	50N 11E 12	CMC 260865
296. Elk # 256	825779	50N 11E 12	CMC 260866
297. Elk # 257	825780	50N 11E 12	CMC 260867
298. Elk # 258	825781	50N 11E 12	CMC 260868
299. Elk # 259	825782	50N 11E 12	CMC 260869
300. Elk # 260	825783	50N 11E 12	CMC 260870
301. Elk # 261	825784	50N 11E 12	CMC 260871
302. Elk # 262	825785	50N 11E 12	CMC 260872
303. Elk # 263	825786	50N 11E 12	CMC 260873
304. Elk # 264	825787	50N 11E 11,12	CMC 260874
305. Elk # 265	825788	50N 11E 11,12	CMC 260875
306. Elk # 266	825789	50N 11E 12	CMC 260876
307. Elk # 267	825790	50N 11E 12,13	CMC 260877
308. Elk # 268	825791	50N 11E 13,14	CMC 260878
309. Elk # 269	825792	50N 11E 13,14	CMC 260879
310. Elk # 270	825793	50N 11E 13	CMC 260880
311. Elk # 271	825794	50N 11E 13	CMC 261051
312. Elk # 272	825795	50N 11E 13,14	CMC 261052
313. Elk # 273	825796	50N 11E 13,14	CMC 261053
314. Elk # 274	825797	50N 11E 13	CMC 261054
315. Elk # 275	825798	50N 11E 13	CMC 261055
316. Elk # 276	825799	50N 11E 13,14	CMC 261056
317. Elk # 277	825800	50N 11E 13,14	CMC 261057
318. Elk # 278	825801	50N 11E 13	CMC 261058
319. Elk # 279	825802	50N 11E 13	CMC 261059

Name of Claim	Reception No.	Twnshp/Range/Sec. No.	BLM Serial No.
320. Elk # 280	825803	50N 11E 13,14	CMC 261060
321. Elk # 281	825804	50N 11E 13,14	CMC 261061
322. Elk # 282	825805	50N 11E 13	CMC 261062
323. Elk # 283	825806	50N 11E 13	CMC 261063
324. Elk # 284	825807	50N 11E 13,14	CMC 261064
325. Elk # 285	825808	50N 11E 13,14	CMC 261065
326. Elk # 286	825809	50N 11E 13,14	CMC 261066
327. Elk # 287	825810	50N 11E 24	CMC 261067
328. Elk # 288	825811	50N 11E 23,24	CMC 261068
329. Elk # 289	825812	50N 11E 23,24	CMC 261069
330. Elk # 290	825813	50N 11E 24	CMC 261070
331. Elk # 291	825814	50N 11E 24	CMC 261071
332. Elk # 292	825815	50N 11E 23,24	CMC 261072
333. Elk # 293	825816	50N 11E 23,24	CMC 261073
334. Elk # 294	825817	50N 11E 24	CMC 261074
335. Elk # 295	825818	50N 11E 24	CMC 261075
336. Elk # 296	825819	50N 11E 23,24	CMC 261076
337. Elk # 297	825820	50N 11E 23,24	CMC 261077
338. Elk # 298	825821	50N 11E 24	CMC 261078
339. Elk # 299	825822	50N 11E 24	CMC 261079
340. Elk # 300	825823	50N 11E 23,24	CMC 261080
341. Elk # 301	825824	50N 11E 23,24	CMC 261081
342. Elk # 302	825825	50N 11E 24	CMC 261082
343. Elk # 303	825826	50N 11E 24,25	CMC 261083
344. Elk # 304	825827	50N 11E 24	CMC 261084
345. Elk # 305	825828	50N 11E 25,26	CMC 261085
346. Elk # 306	825829	50N 11E 25	CMC 261086
347. Elk # 307	825830	50N 11E 25	CMC 261087
348. Elk # 308	825831	50N 11E 25,26	CMC 261088
349. Elk # 309	825832	50N 11E 25,26	CMC 261089
350. Elk # 310	825833	50N 11E 25	CMC 261090
351. Elk # 311	825834	50N 11E 25	CMC 261091
352. Elk # 312	825835	50N 11E 25,26	CMC 261092
353. Elk # 313	825836	50N 11E 25,26	CMC 261093
354. Elk # 314	825837	50N 11E 25	CMC 261094
355. Elk # 315	825838	50N 11E 25	CMC 261095
356. Elk # 316	825839	50N 11E 25,26	CMC 261096
357. Elk # 317	825840	50N 11E 25,26	CMC 261097

Name of Claim	Reception No.	Twnshp/Range/Sec. No.	BLM Serial No.
358. Elk # 318	825841	50N 11E 25	CMC 261098
359. Elk # 319	825842	50N 11E 25	CMC 261099
360. Elk # 320	825843	50N 11E 25	CMC 261100

PART 4

Name of Claim	Reception No.	Twnshp/Range/Sec. No.	BLM Serial No.
Relocations			
361. Bob #1	631898	11 S / 72W / 26	CMC 260807
362. Bob #2	631899	11 S / 72W / 26	CMC 260808
363. Bob #3	631900	11 S / 72W / 26	CMC 260809
364. Bob #4	631901	11 S / 72W / 26	CMC 260810

Saguache County

PART 5

Name of Claim	Reception No.	Twnshp/Range/Sec. No.	BLM Serial No.
365. Winners # 1	356440	48N 7 E 23	CMC 261644
366. Winners # 2	356441	48N 7 E 23	CMC 261645
367. Winners # 3	356442	48N 7 E 23	CMC 261646
368. Winners # 4	356443	48N 7 E 23	CMC 261647
369. Winners # 5	356444	48N 7 E 23	CMC 261648
370. Winners # 6	356445	48N 7 E 23	CMC 261649
371. Winners # 7	356446	48N 7 E 23	CMC 261650
372. Winners # 8	356447	48N 7 E 23	CMC 261651
373. Winners # 9	356448	48N 7 E 23	CMC 261652
374. Winners # 10	356449	48N 7 E 23	CMC 261653
375. Winners # 11	356450	48N 7 E 23	CMC 261654
376. Winners # 12	356452	48N 7 E 23	CMC 261655
377. Winners # 13	356451	48N 7 E 23	CMC 261656
378. Winners # 14	356453	48N 7 E 23	CMC 261657
379. Winners # 15	356454	48N 7 E 23	CMC 261658
380. Winners # 16	356455	48N 7 E 23	CMC 261659
381. Winners # 17	356456	48N 7 E 23	CMC 261660
382. Winners # 18	356457	48N 7 E 23	CMC 261661
383. Winners # 19	356458	48N 7 E 22	CMC 261662
384. Winners # 20	356459	48N 7 E 22	CMC 261663
385. Winners # 21	356460	48N 7 E 22	CMC 261664
386. Winners # 22	356461	48N 7 E 22	CMC 261665
387. Winners # 23	356462	48N 7 E 22	CMC 261666
388. Winners # 24	356463	48N 7 E 22	CMC 261667
389. Winners # 25	356464	48N 7 E 22	CMC 261668
390. Winners # 26	356465	48N 7 E 22	CMC 261669
391. Winners # 27	356466	48N 7 E 22	CMC 261670
392. Winners # 28	356467	48N 7 E 22	CMC 261671
393. Winners # 29	356468	48N 7 E 22	CMC 261672
394. Winners # 30	356469	48N 7 E 22	CMC 261673
395. Winners # 31	356470	48N 7 E 22	CMC 261674
396. Winners # 32	356471	48N 7 E 22	CMC 261675
397. Winners # 33	356472	48N 7 E 22	CMC 261676
398. Winners # 34	356473	48N 7 E 22	CMC 261677
399. Winners # 35	356474	48N 7 E 22	CMC 261678

Name of Claim	Reception No.	Twnshp/Range/Sec. No.	BLM Serial No.
400. Winners # 36	356475	48N 7 E 22	CMC 261679
401. Winners # 37	356476	48N 7 E 22	CMC 261680
402. Winners # 38	356477	48N 7 E 22	CMC 261681
403. Winners # 39	356478	48N 7 E 22	CMC 261682
404. Winners # 40	356479	48N 7 E 22	CMC 261683
405. Winners # 41	356480	48N 7 E 22	CMC 261684
406. Winners # 42	356481	48N 7 E 22	CMC 261685

San Juan County

PART 6

Name of Claim	Reception No.	Twnshp/Range/Sec. No.	BLM Serial No.
407. T 6-4	145343	40N 7 W 20	CMC 261101
408. T - 65	145342	40N 7 W 20	CMC 261102
409. Wheel Long	145344	40N 7 W 20	CMC 261103
410. L-1	145345	40N 7 W 20	CMC 261104
411. L-2	145346	40N 7 W 20	CMC 261105
412. L-3	145347	40N 7 W 20	CMC 261106
413. L-3A	145348	40N 7 W 20	CMC 261107
414. L-4	145349	40N 7 W 20	CMC 261108
415. L-5	145350	40N 7 W 20	CMC 261109
416. L-6	145351	40N 7 W 20	CMC 261110
417. L-7	145352	40N 7 W 20	CMC 261111
418. L-8	145353	40N 7 W 20	CMC 261112
419. L-9	145354	40N 7 W 20	CMC 261113